Supplement to the
Fidelity® Focused High Income Fund
June 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® Focused High Income Fund has been removed.

FFH-SUM-17-01 1.9886599.100	November 17, 2017